                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2006

                      Banc of America Funding 2006-1 Trust
             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
                 (Exact Name of Sponsor as Specified in Charter)

            New York                     333-121559-17           56-139-0085
(State or Other Jurisdiction of     (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)       of Issuing Entity)     Identification No.
                                                                of Depositor)

214 North Tryon Street, Charlotte, North Carolina                        28255
(Address of Principal Executive Offices)                              (Zip Code)

Depositor's telephone number, including area code (704) 386-2400

                                       N/A
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 (c). Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          4.1  Pooling and Servicing Agreement, dated January 31, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
               and U.S. Bank National Association (including exhibits).

          5.1  Legality Opinion of Hunton & Williams LLP.

          8.1  Tax Opinion of Hunton & Williams LLP (included as part of Exhibit
               5.1).

          10.1 Underwriting Agreement, dated January 30, 2006, between Banc of
               America Funding Corporation and Banc of America Securities LLC
               (including exhibits).

          10.2 Mortgage Loan Purchase Agreement, dated January 31, 2006, between
               Banc of America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.3 Servicing Agreement, dated January 31, 2006, between Banc of
               America Funding Corporation and Bank of America, National
               Association (including exhibits).

          10.4 (A) Master Seller's Warranties and Servicing Agreement, dated as of March 1, 2005 (as amended and restated on December 1, 2005) by and between Bank of America, National Association and Wells Fargo
               Bank, N.A.

               (B) Master Mortgage Loan Purchase Agreement, dated as of March 1,
               2005 (as amended and restated on December 1, 2005) by and between
               Bank of America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated
               January 31, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

          10.5 (A) Standard Terms and Provisions of Sale and Servicing
               Agreement, dated as of November 1, 2004, by and between Bank of
               America, National Association and Residential Funding
               Corporation.

               (B) Regulation AB Addendum, dated as of January 1, 2006, by and between Residential Funding Corporation and Bank of America,
               National Association.

               (C) Assignment Assumption and Recognition Agreement, dated
               January 31, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

          10.6 (A) Mortgage Loan Purchase and Sale Agreement (Amended and
               Restated), dated as of July 1, 2003, by and among Washington
               Mutual Bank fsb, Washington Mutual Bank and Bank of America,
               National Association (as successor in interest to Banc of America
               Mortgage Capital Corporation ) (as amended).

               (B) Master Assignment, Assumption and Recognition Agreement,
               dated as of July 1, 2004, by and among Banc of America Mortgage
               Capital Corporation, Bank of America, National Association and
               Washington Mutual Bank.

               (C) Regulation AB Amendment to the Mortgage Loan Purchase and
               Sale Agreement, dated as of January 1, 2006, by and among
               Washington Mutual Bank fsb, Washington Mutual Bank and Bank of
               America, National Association.

               (D) Servicing Agreement (Amended and Restated), dated as of July
               1, 2003, by and between Bank of America, National Association and
               Washington Mutual Bank (as amended).

               (E) Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between Washington Mutual Bank and
               Bank of America, National Association.

               (F) Assignment, Assumption and Recognition Agreement, dated
               January 31, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association and Wells Fargo Bank, N.A.

          23   Consent of Hunton & Williams LLP (included as part of Exhibit
               5.1).

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

Date:  January 31, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------                                 --------------
4.1           Pooling and Servicing Agreement, dated January             E
              31, 2006, by and among Banc of America Funding
              Corporation, Wells Fargo Bank, N.A. and U.S. Bank
              National Association (including exhibits).

5.1           Legality Opinion of Hunton & Williams LLP.                 E

8.1           Tax Opinion of Hunton & Williams LLP (included as          E
              part of Exhibit 5.1).

10.1          Underwriting Agreement, dated January 30, 2006,            E
              between Banc of America Funding Corporation and
              Banc of America Securities LLC (including
              exhibits).

10.2          Mortgage Loan Purchase Agreement, dated January            E
              31, 2006, between Banc of America Funding
              Corporation and Bank of America, National
              Association (including exhibits).

10.3          Servicing Agreement, dated January 31, 2006,               E
              between Banc of America Funding Corporation and
              Bank of America, National Association (including
              exhibits).

10.4(A)       Master Seller's Warranties and Servicing                   E
              Agreement, dated as of March 1, 2005 (as amended
              and restated on December 1, 2005) by and between
              Bank of America, National Association and Wells
              Fargo Bank, N.A.

10.4(B)       Master Mortgage Loan Purchase Agreement, dated as          E
              of March 1, 2005 (as amended and restated on
              December 1, 2005) by and between Bank of America,
              National Association and Wells Fargo Bank, N.A.

10.4(C)       Assignment, Assumption and Recognition Agreement,          E
              dated January 31, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association and
              Wells Fargo Bank, N.A.

10.5(A)       Standard Terms and Provisions of Sale and                  E

              Servicing Agreement, dated as of November 1,
              2004, by and between Bank of America National
              Association and Residential Funding Corporation.

10.5(B)       Regulation AB Addendum, dated as of January 1,             E
              2006, by and between Residential Funding
              Corporation and Bank of America, National
              Association.

10.5(C)       Assignment, Assumption and Recognition Agreement,          E
              dated January 31, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association and
              Wells Fargo Bank, N.A.

10.6(A)       Mortgage Loan Purchase and Sale Agreement                  E
              (Amended and Restated), dated as of July 1, 2003,
              by and among Washington Mutual Bank fsb,
              Washington Mutual Bank and Bank of America,
              National Association (as successor in interest to
              Banc of America Mortgage Capital Corporation)
              (as amended).

10.6(B)       Master Assignment, Assumption and Recognition              E
              Agreement, dated as of July 1, 2004, by and among
              Banc of America Mortgage Capital Corporation,
              Bank of America, National Association and
              Washington Mutual Bank.

10.6(C)       Regulation AB Amendment to the Mortgage Loan               E
              Purchase and Sale Agreement, dated as of January
              1, 2006, by and among Washington Mutual Bank fsb,
              Washington Mutual Bank and Bank of America,
              National Association.

10.6(D)       Servicing Agreement (Amended and Restated), dated          E
              as of July 1, 2003, by and between Bank of
              America, National Association and Washington
              Mutual Bank (as amended).

10.6(E)       Regulation AB Amendment to the Servicing                   E
              Agreement, dated as of January 1, 2006, by and
              between Washington Mutual Bank and Bank of
              America, National Association.

10.6(F)       Assignment Assumption and Recognition Agreement,           E
              dated January 31, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association and
              Wells Fargo Bank, N.A.

23            Consent of Hunton & Williams LLP (included                 E
              as part of Exhibit 5.1).